                                                                   EXHIBIT 10.32


                                    L E A S E


        This is a Lease, dated February 18, 2003, between LAKEWOOD RANCH PROPERTIES, L.L.C, A FLORIDA LIMITED LIABILITY COMPANY, hereinafter referred to as "Landlord," and TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation, hereinafter referred to as "Tenant."

        In consideration of the rents to be paid hereunder, the mutual promises and covenants contained herein, and for other good and valuable consideration, Landlord and Tenant hereby covenant and agree as follows:

        1. DEMISE OF PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby rent from Landlord, the real property located on the first floor of the office building with a street address of 7020 Professional Parkway, Sarasota, Florida 34240, and as depicted on EXHIBIT "A" annexed hereto, together with all improvements located thereon and all of Landlord's easements and privileges appertaining to or used in connection therewith, hereinafter referred to as the "Premises." Tenant shall have the exclusive use of the Premises during the term of the Lease. For purposes of this Lease, the term "Property" shall mean the entire building located at the above address (including the Premises) as well as all land and improvements adjoining same. The legal description of such of the Property is described as EXHIBIT "B", which is attached hereto and by this reference is incorporated herein and made a part hereof.

        2.      TERM. The initial term of this Lease shall commence as soon as
(A) a Certificate of Occupancy is issued for Tenant at the Premises, and (B) the first shall occur of the following (i) Tenant takes possession of the Premises, or (ii) April 28, 2003. The initial Lease term shall terminate on midnight on the last day of the calendar month which falls five (5) full years from the month in which the initial term of this Lease commences. By way of example, if the initial Lease term commences in mid-April 2003, then the initial Lease term will expire on the last day of the month in April 2008.

        Provided that this Lease is not previously terminated by either party or automatically, as hereinafter provided, by operation of law or otherwise, then Tenant shall have the option to renew this Lease for an additional term of five
(5) years, subject to the same terms and conditions as in this Lease, including the possible annual rental increases based upon increases as specified in
Section 3 below. Accordingly, the rental rate for the first year of the renewal term will equal the rental rate for the last year of the initial five (5) year term as increased by the Consumer Price Index adjustment described in Section 3 below. For clarification purposes, the base rental, for each year under this Lease, whether initial term or renewal term, shall be adjusted from the prior year, based upon the Consumer Price Index formula described in Section 3 hereof.

        Tenant, in order to exercise the above option to renew, shall give to Landlord or Landlord's successors and assigns, written notice of the exercising of said option, on or before one hundred eighty (180) days prior to the expiration of the then existing Lease term. Time is of the essence of this provision.

        3. RENT. Tenant agrees to pay to Landlord, as annual base rent hereunder, the sum of $13.25 per square foot of rentable area of the Premises. The precise rentable area of the Premises is hereby agreed to be 22,122 square feet. Base rent shall be paid in consecutive monthly installments of Twenty-Four Thousand Four Hundred Twenty-Six Dollars and Thirty-Eight Cents ($24,426.38) on or before the first (1st) day of every calendar month during the term of the Lease, commencing on the commencement date of the Lease term as determined in accordance with Section 2 hereof. All rent payable under this Lease shall be paid without deduction or offset. Rent for partial months shall be prorated. Base rent shall be in addition to any tax imposed by the State of Florida on rentals. Base rent plus sales tax shall be paid to Landlord C/O JOHN A. MORAN, 22 SOUTH LINKS AVENUE, SUITE 300, SARASOTA, FLORIDA 34236, or such other address as Landlord shall hereafter designate in writing. The covenant of Tenant to pay rent hereunder shall be independent of any other covenant contained in this Lease.

        Notwithstanding anything stated herein to the contrary, the parties agree that the base rent for the first three (3) full calendar months of the Lease term shall be as follows:

First        (1st)         full    calendar month             $ 4,426.38       plus     tax
Second       (2nd)         full    calendar month             $ 4,426.38       plus     tax
Third        (3rd)         full    calendar month             $14,426.38       plus     tax

        In addition to the base rent, Tenant shall also be responsible for a pro rata portion of the Common Area Maintenance (see item 4), which shall be paid by Tenant as provided in this Lease. Tenant shall be responsible for all sales tax payments on any rent payments made under this Lease.

        Commencing on the First Anniversary Date of the first (1st) full calendar month of this Lease and adjusted each Anniversary Date thereafter the base rent hereunder shall be increased by the percentage, if any, of increase in the Consumer Price Index as of such Anniversary Date over that which existed on the commencement of the term of this Lease; provided, however, that said increase shall in no event exceed three percent (3%) per annum during the initial term (but such cap shall not apply to the renewal term). Such increase shall be determined by Landlord who shall notify Tenant thereof, in writing, not less than thirty (30) days in advance of each Anniversary Date, and such notice shall include for Tenant's review, Landlord's calculations relating to any asserted increase. Tenant shall pay the increased rental to the Landlord for the period of time elapsing between the Anniversary Date and notice of such increase upon request by Landlord. Thereafter the increase shall be payable equally with the regular rental payments.

        The term "Consumer Price Index" shall mean the Consumer Price Index as now published by the U.S. Bureau of Labor Statistics under the caption: "United States City Average for Urban Wage Earners and Clerical Workers All Items" or any revision or equivalent thereof hereafter published by that Bureau, or, if there ceases to be any such publication, then any substantially equivalent Price Index generally recognized as authoritative, designated by Landlord.

        In the event that Tenant does not pay the full base rental payment, additional rental payment, or other payment due hereunder within five (5) days of the due date, then a late payment penalty of five percent (5%) of the total amount due shall be charged and shall be immediately due and payable. Landlord is not obligated to accept any rental payment if all applicable or accrued late charges are not paid. The extension of time or times for payment of any installment or payment due hereunder or the acceptance by Landlord of any payment other than as provided for herein shall not constitute a waiver or release of the rights of Landlord to insist on having any or all of the said payments of rent, late fee(s), or other payments due hereunder made in the manner and at the time herein specified.

        4.      COMMON AREA MAINTENANCE.

        4.1     Common Areas

        Landlord shall make available within the Property such Common Areas as Landlord in its sole discretion shall deem appropriate, subject to the provisions of this Section 4.1. For purposes of this Lease, the term "Common Areas" shall mean the pedestrian sidewalks, truckways, driveways, parking areas, loading docks, hallways, lobby, corridors, delivery areas, elevators, ramps, stairs, public restrooms and comfort stations, landscaped and planted areas, and all other areas or improvements provided by Landlord for the convenience and use of the tenants of the Property and their respective officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires and invitees, not located within the Premises or other leased or leasable areas of the Property.

        Landlord shall operate, manage, equip, light, repair and maintain said Common Areas for their intended purposes in such manner as Landlord, in its sole and absolute discretion, shall determine in conformity with prevailing standards for similar space in the region of Sarasota, Florida, and Landlord reserves

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the right to change from time to time the size, location, nature and use of any
Common Area, to sell or lease any portion thereof and to make additional installations therein and to move and remove the same and Landlord shall not be subject to liability therefore nor shall Tenant be entitled to any compensation, or diminution or abatement of rent, nor any such action be deemed an actual or a constructive eviction of Tenant; provided, however, that Landlord shall not materially diminish any service to Tenant or make any change that will materially (a) diminish the area of the Property or the Premises; (b) interfere with access to the Premises; (c) change the location of the entrances to the Premises; (d) interfere with Tenant's quiet use and enjoyment of the Premises. Any change by Landlord in the arrangement or location of all or any part of the Common Areas shall be accomplished by Landlord within a reasonable period of time.

        The Common Area Maintenance (sometimes referred to herein as CAM expenses), shall include all reasonable and customary costs and expenses paid or incurred by Landlord in the operation, maintenance, servicing and management (however, management fees shall not exceed rates generally paid to unaffiliated third parties for management of similar space in the region of Sarasota, Florida) of that portion of the Property not directly leased to Tenant as part of this Lease, but which relates to the use of the Premises by Tenant and shall also include the property located outside the air conditioned space of the Premises; including but not limiting the generality of the foregoing, utilities and water and sewer charges, grounds maintenance, window washing, air conditioning repair and maintenance, security, pest control, elevator maintenance and repair, fire sprinkler maintenance and repair, building cleaning, painting, supplies, maintaining, repairing and replacing the roof, parking lot maintenance and resurfacing, liability, casualty, and property damage insurance, management fees, professional fees and administration expenses relative to the operation of the building, real property taxes, property owners' association fees, garbage and trash collection and removal, and such other miscellaneous items which may be related in any way to the operation or maintenance of the Premises and indoor property. For clarification purposes, Tenant shall only be responsible for its pro rata share of any CAM expenses as provided in Sections 4.3 and 4.4 hereof.

        For purposes of identification, without limiting the specific items which would otherwise be considered Common Area Maintenance, the parties hereby incorporate EXHIBIT "C" and by this reference, such Exhibit is hereby incorporated herein and made a part hereof. In the event that Landlord experiences expenses that are not specified on EXHIBIT "C" annexed hereto, but which are customarily treated as Common Area Maintenance expenses, with respect to leases between third parties for similar space in the region of Sarasota, Florida, Landlord shall so notify Tenant, such notification to include the type and

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extent of such expense, and such expense shall be added to Common Area
Maintenance expense charges and include in EXHIBIT "C" as an item of same.

        With regard to any items of capital improvement which relate to the Common Areas, Landlord shall reserve and plan for the cost of such items, as part of the common area maintenance charges to Tenant.

        In addition, Landlord and Tenant agree that the cost of replacement of any heating, ventilating and/or air conditioning equipment or component thereof serving the Premises shall be considered a capital improvement and shall be included in the planning for Common Area Maintenance charges and shall be reserved by Landlord. Accordingly, Landlord assumes that such equipment is under the standard five (5) year Manufacturers Warranty for major components.

        4.2     Use of Common Areas

        During the term of this Lease only, Tenant and its officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires and invitees shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the Common Areas as designated from time to time by Landlord, subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars owned by Tenant, its permitted officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires and invitees must be parked. If Landlord shall designate such parking areas and if any car of Tenant or the foregoing related parties is parked in any other portion of the Property, Tenant hereby authorizes Landlord to tow or cause any such car to be towed from the Property, and agrees to reimburse Landlord for the cost thereof upon demand, and to otherwise indemnify and hold Landlord harmless with respect thereto. Tenant agrees after notice thereof to abide by such rules and regulations and to use its best efforts to cause its permitted officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires and invitees to conform thereto. Landlord may at any time close temporarily any Common Area to make repairs or changes, to prevent the acquisition of public rights in such areas and to discourage parking that does not conform hereto, and Landlord shall not be subject to liability therefore nor shall any such action be deemed an actual or constructive eviction of Tenant. Landlord may do such other acts in and to the Common Areas as in its judgment may he desirable to improve the convenience thereof, subject to the provisions of this Section 4.2. Tenant shall not at any time interfere with the rights of Landlord and other tenants of the Property, its and their officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires and invitees, to use any part of the parking areas and other Common Areas. Neither Tenant nor Tenant's officers, employees, agents, customers, contractors, subtenants, licensees, concessionaires or invitees may solicit business in the parking or other Common Areas or distribute any handbills or other advertising matter in such areas or place any such handbills or advertising matter in or on any automobiles parked therein without Landlord's prior written consent.

        Landlord reserves the right to grant to third persons the non-exclusive right to cross over and use in common with Landlord and all tenants of the Property the Common Areas as designated from time to time by Landlord.

        4.3     Charge for Common Areas

        Tenant's pro rata share of the Common Areas costs shall be the portion of such costs which the floor area of the Premises bears to the gross leasable area in the building in which the Premises are located. Tenant shall pay to Landlord, in the manner provided in 4.4 (immediately following) Tenant's pro rata share of the Common Area maintenance costs. Accordingly, since the rentable area of the Premises is 22,122 square feet and the total rentable area of the building is 38,644 square feet, then Tenant's pro rata portion is equal to 57.25% of such total common area costs.

        4.4     CAM Expenses

        Tenant shall pay to Landlord, during the calendar year 2003, the sum of $3.50 per square foot of the Premises leased by Tenant, per year, payable in advance in equal monthly installments, and pro rated by the number of months (and days of any partial month) of calendar year 2003 that fall within the initial term, without prior demand therefore, toward CAM Expenses. At the end of each calendar year, Landlord shall determine Tenant's pro rata share of the CAM Expenses actually incurred by Landlord during such period and such information shall be provided to Tenant. Landlord shall maintain books and records of its CAM Expenses in accordance with sound accounting and management practices and such information shall be provided to Tenant along with the calculation, which Landlord makes, for the preceding calendar year and Tenant shall have the right to inspect such books and records at any time prior to the date that is one (1) year after the expiration of the calendar year to which such books and records pertain. In the event Tenant's pro rata share of such costs as determined by Landlord exceeds the sums paid by Tenant during the calendar year in which such costs are incurred, Tenant shall pay to Landlord the excess within fifteen (15) days of Tenant's receipt of such request from Landlord. In such case, subsequent monthly payments for Tenant's pro rata share of CAM Expenses shall be adjusted so that the monthly payments for the next calendar year will be based on the actual CAM Expenses incurred for the preceding calendar year. In no event will Tenant's payments hereunder be less than that described in the first sentence of this Section 4.4.

        If the Lease expires during a partial calendar year, Landlord shall bill Tenant, not more than sixty (60) days prior to the expiration date of the Lease, for its estimated pro rata share of CAM Expenses for the partial calendar year. Tenant shall remit full payment to Landlord within fifteen (15) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord, in its sole discretion, may deduct the amount due from Tenant's security deposit described in Section 6 hereof and be entitled to all other rights and remedies hereunder for Tenant's default.

        Notwithstanding anything stated in this Section 4.4 to the contrary, Landlord agrees to provide to Tenant, during the first full year of this Lease Term, a Five Thousand Dollar ($5,000.00) allowance to be applied towards the routine preventative maintenance and repair of (A) HVAC system serving the Premises, and (B) the plumbing system serving the Premises. Tenant agrees to contact Landlord's property manager to coordinate and upon presentment of an invoice to Tenant, Tenant agrees to promptly provide such invoice to Landlord for payment after receiving Tenant's authorization and approval for payment.

        5. NET LEASE. The parties acknowledge that this is a Triple Net Lease and, as such, Tenant will keep the interior of the building on the Premises, including plumbing, air conditioning and electrical service serving the Premises, in good maintenance and repair and in clean and sanitary condition during the term of this Lease and any renewal terms, at Tenant's sole expense, and Tenant will comply with all governmental ordinances and directions of proper public officers in connection with such maintenance during the term of this Lease, and at the end of said term and/or any renewal term hereof, as the case may be, will yield up the Premises to Landlord in good condition, ordinary wear and tear excepted. Tenant further agrees to maintain all glass, including plate glass and any special glass, store front or equipment, at its sole expense, and shall replace the same with glass of the same size and quality in the event of breakage or damage to any such glass.

        Any janitorial service desired for the Premises, to the extent not included in the CAM services for the building, shall be Tenant's sole responsibility and cost.

        EXHIBIT "C" details how certain expense items will be handled and by this reference, said Exhibit is incorporated herein and made a part hereof.

        6. SECURITY DEPOSIT. Landlord acknowledges the receipt of the sum of Sixty-one Thousand Seven Hundred Fifty-Seven Dollars and Twenty-Five Cents ($61,757.25) as a deposit, without liability for interest thereon, as security for the full and faithful performance by Tenant of each and every covenant and agreement of this Lease. It is expressly agreed that the security deposit shall not be considered an advance payment of rent, nor is it a measure of landlord's damages in the event of Tenant's default. In the event that Tenant fails to materially comply with all of the terms and covenants of this Lease, Landlord may, without prejudice to its other available remedies, use the said security deposit to cure any defaults of Tenant, and Tenant shall promptly upon demand, restore said security deposit to the amount which had been on deposit prior to Landlord's use thereof. The full security deposit of Tenant hereunder, or such portion that has not been applied by Landlord to cure defaults of Tenant hereunder, shall be returned in full, without interest, to Tenant upon the termination hereof.

        7. EXCULPATION. Landlord shall not be liable for any injury to Tenant's business or loss of income from it, or for damage to its personal property or that of its officers, employees, agents, customers, contractors, subtenants, licensees concessionaires and invitees or any other person in or on the Premises, or for injury to such persons or parties, caused by casualty or accident, regardless of the cause, unless the cause is due to the negligence or willful misconduct of Landlord (including, for such purposes, parties acting at or under the direction, on behalf of, or in furtherance of the interests of Landlord) or a defect or condition in the Property or the Premises that is not attributable to Tenant. Landlord shall not be liable to Tenant for any claim or demand arising from any act or omission of any other tenant in the building in which the Premises is located unless such act or omission is due to the negligence or willful misconduct of Landlord.

        8. SUBORDINATION. This Lease shall be subject and subordinate at all times to the lien of any mortgage or mortgages, now encumbering the Premises, or which Landlord may at any time place against the Premises. Tenant agrees to execute such documents as may be reasonably requested by any mortgagee to evidence the subordination contained herein, provided that such documents to not materially diminish Tenant's rights under this Lease; and provided, however, that as a condition of such subordination, the holder of such mortgage shall be required to agree with Tenant that, notwithstanding the foreclosure of such mortgage, Tenant's occupancy of the Premises shall not be disturbed so long as Tenant is not in default hereunder and attorns to such Mortgagee and agrees to perform all obligations owed to Landlord hereunder for the benefit of such Mortgagee.

        9. CONSTRUCTION OF IMPROVEMENTS. Landlord covenants with Tenant that in the event of defects in construction or workmanship relative to any improvements to be constructed pursuant hereto (including, without limitation, pursuant to Section 41 hereof), Landlord shall use all reasonable efforts to procure correction of the same by the contractor or subcontractor involved. In no event, however, so long as the Premises are usable for their intended purposes shall Tenant be entitled to withhold or abate rental pending correction of repairs.

        10. ALTERATIONS BY TENANT. Landlord agrees that Tenant may make, at its own expense, any minor non-structural alterations, repairs, replacements or additions to the Property or the Premises, provided:

        A. Any such alterations, repairs, replacements or additions shall not lessen the value of the Property as it shall be at the commencement of this Lease; and,

        B. Tenant shall perform such alterations, repairs, replacements or additions, in accordance with the statutes, ordinances, rules, regulations and orders of all public or quasipublic authorities having jurisdiction thereof and in accordance with the rules and regulations of the local board of Fire Insurance Underwriters; and,

        C. The Premises and the Property shall at all times be kept free and clear of all mechanic's, materialmen's, labor or other liens or claims of liens, and Tenant agrees to indemnify and save harmless Landlord from all claims, demands and liability, including damage to person or property arising out of or in connection with any such work; and,

        D. At all reasonable times during the progress of such construction work, Landlord or persons authorized by Landlord, shall have the right to go upon the Premises for the purpose of inspecting the construction work then in progress; and,

        E. Tenant shall, at its sole expense, provide Landlord with a set of as-built construction drawings within fifteen (15) days of completion of the work provided for herein. Said as-built drawings shall become a part of this Lease, as though attached hereto.

        F. Tenant shall, at the expiration of the term of the Lease, and at Tenant's expense, remove any partitions constructed by Tenant, upon request by Landlord.

        Tenant covenants and agrees with Landlord that Tenant shall not make any material additions or alterations or structural changes in or about the Premises, without first submitting plans and specifications thereof to Landlord, and obtaining the written approval of Landlord. Upon obtaining such written approval, Tenant may make such additions or alterations at Tenant's sole cost and expense and subject to the obligations of subparagraphs A - F above, inclusive, and providing that such additions or alterations do not damage the building or endanger its support or stability. Such additions, alterations, or improvements (except trade fixtures), put in at the expense of Tenant, as aforesaid, shall be and become a part of the Premises and at the termination of this Lease, the same shall remain the property of Landlord. Tenant shall have the right to remove Tenant's trade fixtures provided the walls, floors and ceilings are restored to the condition existing on the date of commencement of this Lease.

        Nothing in the lease shall be construed to authorize Tenant or any person dealing with or under Tenant, to charge the rents of the Premises or the Property, or the interest of Landlord in the estate of the Premises, or any person under and through whom Landlord has acquired its interest in the estate of the Premises, with a mechanics' lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of Landlord in the making of any such alterations or improvements to the Premises, but on the contrary, the right or power to charge any lien, claim or encumbrance of any kind against Landlord's rents or the Premises or said land is denied. In the event of the filing of any such lien, Tenant will promptly pay same and take steps immediately to have same removed.

        Landlord acknowledges that Tenant anticipates certain alterations to the Premises and/or the Property prior to occupying the Premises, and that time is of the essence in Tenant's commencement, performance and completion of such alterations. Accordingly, Landlord shall fully cooperate with Tenant in facilitating the expeditious commencement, performance and completion of such alterations, including, without limitation, permitting Tenant access to the Premises at all times, provided that Tenant undertakes appropriate security measures to protect the Premises and the Property during any nonbusiness hours that Tenant conducts such alterations, and provided that Tenant shall reimburse Landlord for such additional expenses (including, without limitation, additional electricity charges) as Landlord incurs therein.

        11. USE OF PREMISES; QUIET ENJOYMENT. The Premises shall be used by Tenant solely for its office and/or light manufacturing purposes, and related uses. Tenant agrees that Tenant shall not sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by standard form fire insurance policies. Tenant further agrees that Tenant will not use the Premises, or permit the same to be used, for any unlawful, immoral, obnoxious or offensive business or practice.

        If and so long as Tenant pays the rent and other amounts due hereunder and observes and performs all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the entire Lease term, and Tenant shall have access to and use of the Premises at all times, 24 hours per day, 365 days per year.

        12. UTILITIES. Tenant shall pay for all electrical utility services supplied to the Premises for the benefit of Tenant. Tenant acknowledges that, at present, the Premises are not separately metered and, therefore, until such time as it may become separately metered, Tenant shall pay its share of the monthly electric bill for the Property, based upon square footage leased by Tenant hereunder, in relation to the total square footage of the Property, as billed, based upon the same 57.25% as set out in Section 4.3 above. This utility bill shall be paid by Tenant to Landlord as additional rent, in addition to base rent and Tenant's share of CAM Expenses. Landlord agrees that if it has not already commenced the process to have the Premises separately metered for electric, that it will do so within ninety (90) days of the commencement of the initial Lease term. Landlord also agrees that if and to the extent that it does not separately meter the spaces leased to other tenants of the Property, it shall collect from such tenants their respective shares of the monthly electricity bill for the Property, calculated in the manner provided above, and that the portions of the electricity bill for the Property that are collectible from such tenants shall not be included in CAM Expenses.

        13. SIGNS. Tenant shall not have the right to construct, erect, place, put, paint, maintain or control on the Premises any exterior sign or signs, without first obtaining the written consent and approval of the same from Landlord, and upon obtaining such consent and approval from Landlord, any such sign or signs must comply with all rules, regulations, laws, statutes and ordinances and/or applicable governmental authorities (including developmental approval), and must be erected and maintained so as to not cause damage to the building in which the Premises are located.

        14. LICENSES, FEES AND TAXES. Tenant shall pay all state, county, municipal, occupational or other licenses, fees and taxes which may be imposed upon the Tenant's personal property located in the Premises as well as all taxes and fees imposed on the business or occupation of Tenant conducted on or from the Premises and Tenant shall pay any tax imposed by the State of Florida on rentals. Landlord covenants to promptly pay when due all real property taxes relating to the Premises.

        15. OBSERVANCE OF LAWS, RULES AND REGULATIONS. With the exception of any express provisions herein to the contrary, Tenant agrees, insofar as applicable to Tenant's responsibility during the term of this Lease, to promptly observe, comply with and execute at its own cost and expense all present and future laws, rules, requirements, orders, directions, ordinances, and regulations, of any and all governmental authorities or agencies, bureaus, boards or officials, and of any Board of Fire Underwriters relating to the Premises and/or the use thereof by Tenant (collectively, "Governmental Requirements"), to the extent applicable to Tenant's manner of use of the Premises. Tenant shall not have responsibility for the compliance of other parts of the Property (including, without limitation, Common Areas) with Governmental Requirements, except to the extent that changes to the Common Areas may be included in CAM Expenses to the extent such changes are actually required to obtain compliance with Governmental Requirements. Landlord hereby represents and warrants that on the date of this Lease the Property (including, without limitation, the Premises) complies with, and covenants that as a result of the performance of the reconfigurations and improvements discussed in Section 41 hereof, shall comply with, all Governmental Requirements, and that no actions or alterations on the part of Tenant are necessary to obtain compliance with existing Governmental Requirements.

        Tenant, however, may contest, review or appeal from all Governmental Requirements that would impose costs upon Tenant, provided Tenant shall, prior to contesting the same, notify Landlord in writing of its intention to do so, and shall guarantee to Landlord that its title or other interest in the Premises shall not be divested nor shall there be any seizure, destruction, alteration or other interference with the Premises by any governmental authority, and provided that all such proceedings shall be promptly commenced by Tenant and diligently prosecuted by Tenant at its expense to a speedy and final conclusion.

        Tenant recognizes that the entire Premises and the building within which the Premises are located is, and shall continue to be, designated as "non-smoking." In the event a designated smoking area is established by Landlord, outside of the building, then smoking will only be permitted in such designated area. Such a provision, if promulgated by Landlord, will be applicable to all tenants in the building. Tenant shall ensure its employees' compliance with this provision.

        16. INSURANCE. At all times subsequent-to the commencement date of the term of this Lease and during the full term, Tenant shall keep the Premises covered, at Tenant's sole cost and expense by the following types of insurance:

        A. Fire and extended coverage multi-peril insurance in an amount equal to 100% of the full replacement cost of Tenant's furniture, fixtures and equipment located on the Premises. Any policy providing such coverage shall contain the so-called special coverage all risk endorsement and the full replacement cost endorsement.

        B. Claims for personal injury or property damage under a policy of general public liability insurance with limits of at least ONE MILLION DOLLARS ($1,000,000.00) in respect to bodily injury and FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) for property damage.

        C. Flood insurance in an amount equal to 100% of the full replacement cost of Tenant's furniture, fixtures and equipment located on the Premises.

        D. Plate glass insurance on the Premises in an amount sufficient to cover the value of the plate glass located on the Premises for which Tenant has maintenance responsibility pursuant to Section 5 hereof.

        E. Against such other hazards and in such amounts as the holder of any mortgage to which this Lease is subordinate may from time to time require.

        All insurance required to be maintained by Tenant shall be effected by valid and enforceable policies issued by insurers licensed to do business in the State of Florida, countersigned by an agent licensed to do business in Florida and of recognized responsibility satisfactory to Landlord. Within fifteen (15) days after the commencement of the term of this Lease, Tenant shall promptly deliver to Landlord true, correct and complete copies of such policies as specified above and within fifteen (15) days after the premium of each such policy shall become due and payable, such premium shall be paid by Tenant and Landlord shall be furnished with satisfactory evidence of such payment.

        Landlord shall procure and maintain during the Lease term, at its sole cost and expense, insurance against all risks of direct physical loss, including loss by fire, lightning, flood and other risks which at the time are included under "extended coverage" endorsements, in amounts not less than one hundred percent (100%) of the actual replacement value of the building in which the Premises is located.

        17. DESTRUCTION BY CASUALTY. If the Premises shall be substantially damaged by fire or other casualty so as to be untenantable, the Landlord may either (a) cancel this Lease and rent shall thereupon cease as of the date of fire or such casualty; or (b) the Landlord may notify the Tenant in writing no later than thirty (30) days after the fire or casualty that it intends to restore the Premises and in the event the Landlord completes such restoration within six (6) months from the date of fire or casualty, this Agreement shall remain in full force and effect except that rental shall abate from the date of such fire or casualty until the date when the Premises are ready for occupancy.

        If the Premises are partially damaged by fire or other casualty to the extent that there is a substantial and material interference with the use of the Premises by the Tenant, rent shall be abated proportionately, and in the event that the Landlord does not in its discretion complete the restoration of the Premises within a reasonable time after the fire or other casualty, the Tenant shall have the right to serve notice of cancellation of this Agreement effective thirty (30) days thereafter, during which thirty (30) day period the Landlord may effect such restoration; provided that if any such fire or other casualty occurs after the commencement of the last three (3) months of the term herein demised, this Lease shall cease and terminate on the date of such fire or other casualty.

        Any rights of the Tenant pursuant to the provisions of this paragraph shall be conditioned upon the fire or other casualty not having been caused by willful negligence of the Tenant, its servants, agents or employees.

        18. CONDEMNATION. If the whole of the Premises shall be taken or condemned or purchased in lieu thereof by any competent authority for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the time when the possession shall be required for such use or purpose. The rent shall in such case be apportioned to the date of such taking or purchase, as the case may be.

        If any part of the Premises shall be taken or condemned or purchased in lieu thereof by any competent authority for any public or quasi-public use or purpose, then and in that event the Landlord shall so notify 'the Tenant in writing and the Tenant shall have the option to cancel this Lease, giving the Landlord written notice within twenty (20) days after receipt of such notice from the Landlord; provided the balance of the Premises remaining cannot be suitably used by the Tenant for its purposes heretofore stated. If the Tenant is entitled to exercise said option to cancel and does so, then such canceling shall be effective and the rent shall in such case be apportioned to the date of such taking or purchase, as the case may be. In the event the Tenant is not entitled to cancel the Lease of if it is entitled to do so but does not exercise its option, said Tenant will be responsible for the rent as heretofore set forth and apportioned to the date of such taking or purchase, i.e., after the taking or purchase in lie thereof, the rent herein reserved shall be reduced and the Tenant shall be required to pay that proportion of rent herein reserved as the remaining leasable space of the Premises bears to the leasable space of the Premises before such taking or purchase.

        The Landlord and the Tenant hereby agree that any award or proceedings resulting from a condemnation or sale in lieu thereof of the whole or any part of the Premises shall belong solely to the Landlord, and that Tenant hereby waives any right to make any claim therefore as a result of this Lease, except that Tenant shall be entitled to any separate award made for Tenant's loss of business, inconvenience, costs or loss of its leasehold interest in the Premises.

        19. ENTRY UPON PREMISES. Tenant agrees that Landlord may at any reasonable time or times during the business hours of

Tenant, enter upon the Premises for the purpose of inspecting the same, or to make necessary repairs where Landlord is obligated to make such repairs or where Tenant is delinquent in making repairs it is obligated to make; provided, however, that Landlord shall not unreasonably interfere with Tenant's use and enjoyment of the Premises.

        Tenant agrees to permit Landlord and Landlord's agents, sixty (60) days prior to the expiration of the term hereby granted, to place in one or more conspicuous places upon the exterior of the Premises, signs advertising the Premises "For Sale" or "For Lease/For Rent" provided that said signs shall not obstruct the windows of or entrances to the Premises or otherwise interfere with the operation of Tenant's business.

        Tenant further agrees to allow Landlord to enter upon the Premises at all reasonable times for the purpose of installing or servicing electrical wiring, telephone cables, water and sewer lines, or other similar transmission lines, which serve or cross the Premises for the purpose of rendering service to the Premises or to adjacent property.

        20. ASSIGNMENTS AND SUBLETTING. Tenant shall not sublet the Premises or assign this Lease without the written consent of Landlord. Landlord agrees not to withhold such consent unreasonably. No assignment or sublease nor acceptance of rent from any assignee or subtenant, nor any other dealings of the Landlord with any assignee or subtenant shall in any manner release Tenant from the payment of rent and the due performance of all the terms, covenants and conditions contained in this Lease.

        In the event of a request by Tenant to Landlord to approve an assignment, Tenant shall reimburse to Landlord the reasonable costs and value of time invested by Landlord in determining the proposed assignee's acceptability, which reimbursement shall be a condition of approval. Such reimbursement shall also include any attorneys' fees, paralegals, fees, legal assistants' fees, court costs and expenses incurred relative to the same. In no event shall such costs for which Tenant shall be responsible exceed the sum of FIVE THOUSAND and NO/l00 ($5,000.00) DOLLARS.

        If Tenant shall assign or sublet the Premises, or any part thereof, having first obtained Landlord's consent, at a rent in excess of the rent due and payable by Tenant under the Lease, said excess rent shall be divided equally between Landlord and Tenant after adjustment for all costs and expenses of such sublease or assignment, including any time period that the Premises are vacant between the occupancy of Tenant and Tenant's subtenant or assignee. Provided, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign or sublet the Premises or any part thereof at a rent less than that provided for herein.

        21. COVENANTS AS TO BREACH AND REMEDIES. If Tenant defaults in the payment of any rent obligation or other payment when due under the terms of this Lease, and such default in payment continues for a period of three (3) business days after receipt by Tenant of written notice thereof (Tenant hereby acknowledges that it shall be responsible for any late payment penalty provided for in Section 3 hereof that is incurred during such cure period), or in the event the Tenant abandons or repudiates this Lease in writing before the expiration of the term hereof, or commits any other act or omission constituting a breach of this Lease, and such breach continues for a period of thirty (30) days after receipt by Tenant of written notice thereof, or if there is a receiver appointed to take possession of all or substantially all of Tenant's property or if there is a general assignment by Tenant for the benefit of creditors, or if Tenant, either voluntarily or involuntarily, files for protection under the United States Bankruptcy Act (except for an involuntary filing that Tenant causes to be lifted or withdrawn within sixty (60) days), all of which shall constitute breaches of this Lease by Tenant, then in such event, the Landlord may at its sole and exclusive discretion:

        A. Terminate this Lease, effective upon delivery of written notice to Tenant, at which time Tenant shall pay to Landlord, and Landlord shall be entitled to recover as liquidated damages, in order to cover the unknown costs and expenses associated with termination and re-letting of the Premises and because of the uncertainty of Landlord's ability to find a new tenant(s), Landlord shall receive from Tenant, the then present value of the monthly rent, including CAM Expenses, multiplied by six (6) months; and Landlord shall have the immediate right to re-entry and may remove all persons and property from the Premises, by summary legal process or otherwise; or

        B. Elect to re-enter and retake possession of the Premises without terminating this Lease, in which case Tenant shall not be deemed released from its obligations to pay the rent and additional rent and other charges payable by Tenant under the terms of this Lease, and all rent and other payments due hereunder, including Tenant's pro rata share of CAM Expenses, reserved for the entire remainder of the stated term of this Lease shall, at the Landlord's option, be accelerated and become immediately due and payable by Tenant to Landlord. In no event shall Landlord be required to postpone or delay its lawsuit or action for damages or accelerated rent until the date when the term of the Lease would have expired or until such rent would have become payable, had the rent not been accelerated; provided however, that the option set forth in this Paragraph B shall not diminish in any respect Landlord's duty to mitigate its damages resulting from any breach giving rise to Landlord's exercise of this option; or

        C. Elect to re-enter and retake possession of the Premises without terminating this Lease, for the account of Tenant, and Landlord shall make good faith efforts to re-let the Premises on the best terms, conditions and rent as Landlord can reasonably obtain. In such case, Tenant shall be liable for Landlord's reasonable incidental and consequential damages including but not limited to, the cost to re-let the Premises, including but not limited to the reasonable cost of remodeling and/or building out the Premises for new Tenant
(s), the reasonable costs of realtor, broker or other commissions paid in connection with such reletting, all reasonable attorney's fees and costs incurred in connection with removing Tenant and in collecting sums due Landlord from Tenant and in negotiating and drafting the new leases(s), and for any deficiency in rent to be received by Landlord as a result of any such re-letting of the Premises, in which event the rents received by Landlord from such re-letting shall be applied, first, to the payment of any costs and expenses Landlord incurs in regaining possession of the Premises from Tenant, including attorney's fees, second, to the payment of any costs and expenses of such re-letting including but not limited to brokerage fees, costs of such alterations and repairs as described above, and third, to the amount of rent and other charges payable by Tenant under the terms of this Lease. Tenant shall be liable to Landlord for any resulting deficiency in rents received after application of the foregoing costs, compared with rents to be received under the terms of this Lease.

        No re-entry or taking of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless written notice of such intention to terminate the Lease is given to Tenant, or the Premises are re-let, or unless the termination is decreed by a court of competent jurisdiction. Notwithstanding any such re-letting or other action by Landlord, as described above, Landlord may at any time, elect to terminate this Lease for any breach, in which case Landlord shall be entitled to recover its damages described in paragraph A above.

        In the event Tenant defaults or breaches any term or condition or covenant of this Lease, and the Landlord is put to the necessity of employing an attorney as a result of such default or breach, then Tenant agrees to pay Landlord's reasonable attorney's fees, paralegal fees, legal assistant fees and court costs and expenses associated with Tenant's default or breach, including but not limited to all such fees and costs through trial and all appeals.

        TENANT HEREBY EXPRESSLY WAIVES ANY RIGHT WHICH TENANT MAY HAVE UNDER FLORIDA STATUTE SECTION 83.20 OR ANY SUCCESSOR OR REPLACEMENT STATUTE OR AMENDMENT OR MODIFICATION TO SUCH STATUTE, OR UNDER ANY OTHER LOCAL, STATE OR FEDERAL LAW, ORDINANCE, RULE OR REGULATION, TO RECEIVE ADVANCED NOTICE OF ANY DEFAULT OR OTHER NOTICE OF ANY DEFAULT OR OPPORTUNITY TO CURE ANY DEFAULT. TENANT'S RIGHTS IN THE EVENT OF DEFAULT SHALL BE LIMITED TO THE RIGHTS (INCLUDING, WITHOUT LIMITATION, THE RIGHTS TO NOTICE AND

CURE OF DEFAULTS) SET FORTH IN THIS LEASE.

        Except as otherwise expressly set forth in this Lease, Tenant shall have any and all remedies available to it at law or in equity for a breach of Landlord hereunder.

        22. ABANDONMENT. If Tenant shall remove all, or substantially all of its personal property, fixtures and equipment from the Premises, without first notifying Landlord, in writing, of its intention to continue the Lease, then such removal of the personal property, fixtures and equipment shall be deemed to be an abandonment by Tenant of the Premises, in the event the Premises remain in such condition for seven (7) consecutive days. Such abandonment shall be an act of default under this Lease and Landlord shall have all available remedies provided herein for a default by the Tenant.

        23. SURRENDER OF PREMISES. At the termination of this Lease, Tenant shall quit, deliver and surrender up the Premises, as well as all keys to the Premises, to Landlord in good, clean condition, reasonable wear and tear accepted. Tenant may remove, and at the Landlord's request, shall remove, all of its trade fixtures, equipment, personal property and signs provided that such removal will not structurally injure the Premises. In the event Tenant fails to remove any of Tenant's personal property, equipment, trade fixtures and signs within ten (10) days after the termination of this Lease, said property shall, at the option of Landlord, either be deemed abandoned and become the exclusive property of Landlord, or Landlord shall have the right to remove and store said property at the expense of Tenant, without further notice or demand upon Tenant and shall hold Tenant responsible for any and all storage charges and moving costs and expenses incurred by Landlord as a result thereof. Tenant indemnifies Landlord against any losses, costs, damages, liabilities and expenses resulting from Tenant's failure or delay in surrendering the Premises, including, without limitation, any claims made by the succeeding occupants founded on such delay. Tenant's obligations under this Section 23 shall survive the expiration or sooner termination of the term of this Lease.

        24. PERFORMANCE BY LANDLORD OF TENANT'S OBLIGATIONS. In the event Landlord shall pay or be compelled to pay a sum of money, or to do any act which requires the payment of any money, by reason of the failure of Tenant to perform one or more of the covenants herein contained to be kept and performed by Tenant, then in such event, the sum or sums so paid by Landlord, including attorney's fees, together with all interest, expense or obligations incurred by Landlord, shall be considered as additional rent and shall be added to the rent becoming due for the next month and shall be collectible in the same manner and with the same remedies as if they had been rents originally reserved. Landlord agrees not to pay any sum of money or to do any act which requires payment of any sum of money for which under the provisions of this Section 24 it would be entitled to be reimbursed by Tenant, unless it shall have first given fifteen (15) days notice of its intention so to do and Tenant shall have failed during such period to make payment of such sum or sums as shall be payable hereunder, or to do such act or acts which under the terms of this Lease it is required to do.

        25. SURRENDER. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, may operate as an assignment to it of any or all such subleases or subtenancies.

        26. NOTICES. All notices to be given to Tenant shall be given in writing, by hand-delivery or courier, or by depositing the same in the United States Mails, certified or registered mail, return receipt requested, postage prepaid and addressed to Tenant at 493 Nixon Road, Cheswick, Pennsylvania 15024 or at such other address as Tenant may hereafter designate in writing. Notice given via hand-delivery or courier shall be deemed effective upon delivery by leaving the notice with any receptionist, officer, agent or employee of Tenant at its foregoing address. Notices to be given to Landlord shall be given in a like manner and addressed to Landlord at: C/O JOHN A. MORAN, 22 SOUTH LINKS AVENUE, SUITE 300, SARASOTA, FLORIDA 34236, or at such other address as Landlord may hereafter designate in writing.

        27. WAIVER. In the event either party does not insist on a strict performance of any of the terms and conditions of the other hereunder, such shall not be deemed a waiver of the rights or remedies that such party shall have to insist upon strict performance of any such terms or conditions in the future or any other conditions and terms of this Lease. No receipt of money by Landlord from Tenant with knowledge of the breach of any covenant of this Lease shall be deemed a waiver of such breach unless Landlord has so agreed in writing. Likewise, no application of the Tenant's security deposit by Landlord, to cure a default or breach by Tenant shall be deemed a waiver or satisfaction of such default or breach.

        28. SUCCESSORS AND ASSIGNS. The conditions and covenants herein contained shall apply to and bind the heirs, successors, personal representatives and assigns, where allowed, of the parties hereto.

        29. INVALIDITY OF ANY PROVISIONS. If any term, covenant, condition or provision of this Lease shall be held to any extent to be invalid or unenforceable under applicable law, the remaining terms, covenants, conditions and provisions of this Lease shall not be affected thereby but shall remain in full force and effect.

        30. MISCELLANEOUS. The masculine, feminine or neuter gender, wherever used herein, shall be deemed to include the masculine, feminine and neuter whenever and wherever applicable herein. Whenever the singular is used it shall be deemed to include the plural whenever and wherever applicable herein.

        31. RADON GAS. Florida Statutes Section 404.056(8) requires the following statement to be included in this Lease: RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord hereby represents and warrants that it is not aware of the presence of any radon gas that exceeds Federal and State guidelines, nor the presence of any toxic mold in the building in which the Premises is located.

        32. HAZARDOUS WASTE. Tenant agrees that the Premises shall not be used for the discharge or storage of any Hazardous Substance as defined in any federal, state or local statute, rule, regulation or ordinance, except for usage of standard office and cleaning solutions, solvents and materials, and for usage of Hazardous Substances pursuant to development, manufacture or testing of Tenant's products or components thereof, and except for storage of inventory, parts and works-in progress produced or held in the development, manufacture or testing of Tenant's products, and that all such usage, storage and disposal of Hazardous Substances shall be in compliance with all Governmental Requirements. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, paralegals, fees and legal assistants' fees, costs of any settlement or judgment in claims of any and every kind, whatsoever paid, incurred or suffered by, or served against Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises, in connection with Tenant's operations thereon, of any Hazardous Substance, including any such loss or liability arising under the Comprehensive Environmental Response, Compensation and Liability Act, and any similar federal, state or local laws or ordinances. If Tenant receives any notice of: (i) the happening of any material event involving the escape, seepage, leakage, spillage, discharge, emission, release or clean up of any Hazardous Substance on the Premises in connection with Tenant's operations thereon, or (ii) any complaint, order, citation, or material notice with regard to air emission, water discharge or any other environmental health or safety matter affecting Tenant (an

"environmental complaint") from any person or entity, Tenant shall immediately notify Landlord orally and in writing of said notice. Any breach of any warranty or representation contained in this Section 32 shall be an event of default under the Lease, which, if not cured within thirty (30) days of notice thereof, shall entitle Landlord to exercise any and all remedies provided in the Lease or otherwise provided by law; provided, however, Landlord agrees that if the remedy or such default cannot be reasonably achieved within said thirty (30) day period, then Tenant shall have such further time as is reasonable under the circumstances to effect such remedy provided that Tenant shall notify Landlord within the thirty (30) day curative period of the necessity for additional time and provided further that Tenant shall institute immediate steps to effect such remedy and shall continuously and diligently pursue such remedy to completion.

        33. RELATIONSHIP OF THE PARTIES. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between Landlord and Tenant; it being understood and agreed that neither the method of computing rent nor any other provision contained herein nor any acts of Landlord and Tenant shall be deemed to create any relationship between the parties other than that of landlord and tenant.

        34. PARKING. Tenant will have the right to the nonexclusive use of the parking in common with Landlord, and the guests, and employees and invitees of the Property. Landlord shall at all times during the term provide Tenant an adequate number of nonexclusive parking spaces for its use which shall be adjacent to the building or reasonably convenient thereto.

        Tenant agrees that it and its employees will park only in such areas as Landlord may from time to time designate for employee parking. Tenant will furnish to Landlord upon request, license numbers assigned to its cars and the names of all of its employees who have cars parked on the Property.

        Neither the parking area, nor any Common Area on the Property will be used by Tenant or any agent or employee of Tenant for any political campaigning or other similar use, including without limitation, the dissemination of advertising or campaign leaflets or flyers.

        35. WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of them against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant's use or occupancy of the Premises and/or claim of injury or damage.

        36. HOLDOVER. If Tenant remains in possession of the Premises after the expiration of the term hereof, Tenant shall be deemed to be a Tenant from month-to-month, at twice the rental rate in effect at the end of the term hereof.

        37. BROKER. Other than any communication which Tenant had with Lakewood Ranch Realty, Tenant does hereby represent and warrant that it has not contacted or employed any real estate broker in connection with this transaction. Accordingly, Tenant agrees to indemnify and hold Landlord harmless from and against any claim, loss, damage, cost, or liability for any brokerage commission or fee which may be asserted on account of this transaction by any person who establishes by court action a right to such commission arising out of dealings with the indemnifying party. Landlord acknowledges it is responsible and shall pay the brokerage commission owing to Lakewood Ranch Realty in connection with this Lease.

        38. LAW GOVERNING. This Lease shall be governed and construed under the laws of the State of Florida and jurisdiction of any legal proceedings concerning the subject of this Lease shall be in the State of Florida, venue shall be in Sarasota County.

        39. POSSIBLE EXPANSION. The parties have discussed the possible need of Tenant to expand, either during the initial term or during any renewal term provided for in this Lease.

        39.1 Right of First Refusal on Available Space. In the case of expansion, it would be Tenant's preference to take on additional square footage, in the same building, which relates to Tenant's Lease of the Premises, as part of this Lease. Therefore, Tenant would prefer to receive notice of any available space, as it occurs. On the other hand, Tenant is also aware that Landlord currently has space available for lease on the second floor of the building (as Tenant is only leasing the first floor) and therefore, Tenant understands Landlord's need to be able to market such available space, without any material restrictions. In order to address both parties' objectives, it is agreed that except for any Leases entered into by Landlord concerning the Property during the one (1) year time frame, which coincides with the initial first year of this Lease, to the extent any rentable space becomes available in the building subsequent thereto, and no other Tenant under Lease with the Landlord has any option rights with respect to such space (provided, however, that to the extent that Landlord affords any other tenant such an option right, such option right shall be expressly subsidiary to Tenant's option right hereunder), then Landlord agrees to promptly notify Tenant of the future availability of such space, in writing, as soon as practicable. Upon Tenant's receipt of such written notification from Landlord, Tenant shall have ten (10) days to notify Landlord as to whether it wishes to elect to add on such additional available space, as part of the rentable space, under this Lease. If Tenant elects to do so, then such additional space (to which Tenant elects) shall be added on to the rentable square footage which is already the subject matter of this Lease, and such total space shall be administered under the terms of this Lease, with rental rates and all other obligations, to be computed at the same per square foot rates as calculated herein, and as adjusted herein, from year to year. If Tenant fails to provide its written election to add this additional available space, within ten (10) days of its receipt of such notice from Landlord, then Tenant shall be deemed to have waived its right hereunder and Landlord may proceed to market and lease such space. The parties agree that time is of the essence with regard to the time frames stated herein.

        39.2 Good Faith Pursuit of Other Options for Expansion. In the event that suitable space in the building in which the Premises is located is not available at such time as Tenant desires additional space, Tenant shall have the right to present Landlord with a plan or plans for construction of additional space through (a) the addition of modular or temporary space on the Property, whether or not physically connected to the Premises or the building; (b) construction of an addition to the building in a location that adjoins the Premises; or (c) construction of additional floor space where physically feasible above the Premises but within the existing building containing the Premises. Landlord may reject such plans on the bases of (i) noncompliance with Governmental Requirements (including, without limitation, zoning) or easement obligations or other covenants then affecting the Property; (ii) non-compliance with Landlord's established aesthetic or construction quality standards; (iii) material negative impact that such construction would have on the value of the Property; (iv) non-compliance with any mortgage terms and conditions affecting the Property; (v) such expansion plans are not supportable given the quality of the utilities servicing the Property; or, (vi) the cost of construction in relation to the remaining lease term of Tenant, does not make economic sense for Landlord in its sole discretion. In the event that there is no basis for rejection of such plans, and the plans are deemed by both Landlord and Tenant to be financially feasible, Landlord and Tenant shall negotiate in good faith an agreement regarding the remaining lease term and/or an extension of such lease term (with the new square footage to be charged at the then-current rates as part of this Lease, including all applicable adjustments as required by the Lease from year to year).

        39.3 Termination of Lease Due to Inability to Expand. In the event that Tenant desires additional space and its interest therein is not satisfied through any of the means described in Sections 39.1 and 39.2 hereof (or if such plans would be overly expensive or time-consuming for Tenant to pursue, in Tenant's sole discretion) or through the availability of space in contiguous buildings that is a feasible alternative (in Tenant's sole discretion) to space within the building in which the Premises is located, Tenant shall have the right, exercisable at any time after the end of the third (3rd) year of the Lease term, to terminate this Lease unilaterally upon not less than nine (9) months advance written notice (which notice cannot be given prior to the end of the third year of the initial lease term), and upon the payment of liquidated damages equal to six (6) months rent at the rate of rent (including CAM) existing at the time that Tenant furnishes its notice, but otherwise without penalty or payment from Tenant of any kind except for any payment that would be due in connection with its quitting of the Premises at the end of the Lease term upon the expiration of the Lease.

        40. TERMINATION OF LEASE DUE TO UNAVAILABILITY OF PREMISES. Landlord and Tenant hereby acknowledge that on the date of this Lease, the Property, including the Premises, is occupied by SPEEDCOM WIRELESS CORPORATION ("Speedcom") pursuant to an existing lease agreement between Landlord and Speedcom (the "Speedcom Lease"). Landlord hereby represents and warrants to Tenant that Speedcom is in default of the Speedcom Lease, that such default is not subject to cure, that Landlord is presently pursuing legal action against Speedcom to evict it from the Property, and that Landlord intends to and shall, as soon as possible, either terminate the Speedcom Lease and evict Speedcom from the Property, using whatever legal means are necessary for that purpose, or procure and enter into an amendment of the Speedcom Lease whereby Speedcom's right to occupy the Premises will cease and Speedcom will be caused to promptly vacate the Premises. If the court to which Landlord has applied for an eviction action against Speedcom denies such request for eviction, Landlord shall promptly thereupon undertake its best efforts to negotiate Speedcom's permanent vacation of the Premises. Landlord shall keep Tenant reasonably informed as to the outcome of its aforementioned legal action against Speedcom. Landlord acknowledges and agrees that Tenant has not induced Landlord to terminate the Speedcom Lease or act to evict Speedcom from the Property or the Premises, and that Tenant shall make no financial or other contribution toward or play any role in Landlord's interactions with Speedcom. Notwithstanding any other provision of this Lease, Tenant shall have the option at its sole discretion, but not the obligation, to terminate this Lease, effective immediately, without penalty or payment of any kind, in the event that Speedcom has not been fully and finally evicted from or irrevocably released its right of occupancy of the Premises and ceased to occupy the Premises no later than twenty-one (21) days after the date of this Lease first set forth above. The foregoing option of Tenant, if not exercised immediately, shall remain exercisable until such time as Speedcom has actually been fully and finally evicted from or irrevocably released its right of occupancy of the Premises and ceased to occupy the Premises. The foregoing provisions shall not constitute an obligation of Tenant, or be understood to express any willingness of Tenant, to enter into a sublease of the Premises from Speedcom or an assignment of the Speedcom Lease as it pertains to the Premises.

        Landlord has apprised Tenant, that an eviction hearing concerning Speedcom has been scheduled for Wednesday afternoon, February 19, 2003. Unless Speedcom enters into a written agreement agreeing to vacate the premises by February 28, 2003, Landlord will seek a Court Order requiring Speedcom to vacate the Premises on or before such date. Landlord agrees to provide an update as to the status of the Speedcom matter as soon as an agreement is reached, or, if an agreement is not reached, the Court's finding from its hearing on Wednesday, February 19, 2003. If a Court Order is not received which requires Speedcom to vacate the premises on or before February 28, 2003, then in that event, Tenant shall have the option (in addition to its twenty-one (21) day option referenced in the preceding paragraph) to cancel this Lease within seven (7) days after the full execution of this Lease, if it is not satisfied, in its sole and absolute discretion, concerning the timetable for the vacancy by Speedcom, of its occupancy of the Premises. For clarification purposes, if the Court Order requires Speedcom to vacate the Premises prior to February 28, 2003, or if a written agreement is entered into whereby Speedcom agrees to vacate the Premises on or before such date, then no such seven (7) day option under this paragraph shall apply to Tenant.

        41. RECONFIGURATION OF PROPERTY FOR MULTI-TENANCY. Tenant acknowledges that the Property is presently configured for single tenant occupancy. However, promptly upon the eviction of or vacation by Speedcom of the Premises, Landlord shall commence reconfiguration of and improvements to the Property (starting with the Premises) for multi-tenant occupancy, which reconfiguration and improvements Landlord shall diligently pursue to completion as soon as possible, and which Landlord shall endeavor to coordinate with any alterations undertaken by Tenant pursuant to Section 10 hereof so as to allow Tenant to commence and complete such alterations as soon as possible. Landlord hereby warrants that such reconfiguration and improvements shall be materially completed no later than the last day of March, 2003. Landlord acknowledges that time is of the essence in the completion of the aforementioned reconfiguration and improvements. Such reconfiguration and improvements shall be at Landlord's sole cost and expense, and Landlord's expenditures therein shall not be deemed part of the CAM Expenses.

DATED on this 18 day of February, 2003.



WITNESSES:                                     LAKEWOOD RANCH PROPERTIES,
                                               L.L.C., A FLORIDA LIMITED

                                          BY: /s/ John A. Moran
--------------------------------             -----------------------------------
PRINT NAME                                    JOHN A. MORAN
          ----------------------              AS ITS MANAGER


--------------------------------
PRINT NAME
          ----------------------
                                                    "LANDLORD"


(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.)



WITNESSES:                                TOLLGRADE COMMUNICATIONS,
                                          INC., A PENNSYLVANIA
                                          CORPORATION


/S/ SARA M. ANTOL                         BY: /s/ CHRISTIAN L. ALLISON
--------------------------------              ----------------------------------
PRINT NAME SARA M. ANTOL                  NAME CHRISTIAN L. ALLISON
          ----------------------               ---------------------------------
                                          AS ITS CHAIRMAN AND C.E.O.
                                                 -------------------------------
--------------------------------
PRINT NAME
          ----------------------

                                                    "TENANT"



(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

                                   EXHIBIT "A"

[FLOOR PLAN OF LEASED PREMISES]

                                   EXHIBIT "B"

                         [LEGAL DESCRIPTION OF PROPERTY]

                                   EXHIBIT "C"

A.      Expenses Paid Through CAM

        1.      Real property taxes

        2. Insurance coverage, which under the Lease is to be paid by Landlord

        3.      Lakewood Ranch Association Fees

        4.      Property Management Fees and other administrative expenses

        5.      Maintenance for Building (exterior)

        6. Common Area Maintenance - Exterior of building and also Interior, if considered common area for multi-Tenants.

        7.      Landscaping

        8. Grounds, maintenance and repair (parking lot, lighting, walks, etc)

        9.      Trash removal (from containers outside of building)

        10.     Janitorial services for common areas (lobby, stairwells, etc)

        11. Heating, ventilating and air conditioning systems and equipment for areas common to multi-Tenants (except as otherwise provided for the initial first year of the Lease Term, as provided in
                Section 4.4 of the Lease)

        12. Plumbing (restrooms, water fountains, etc) for areas common to multi-Tenants (except as otherwise provided for the initial first year of the Lease Term, as provided in Section 4.4 of the Lease)

        13. Lighting system (florescent lighting tubes, etc) for areas common to multi-Tenant and for overhead florescent lighting in the Premises

        14.     Elevator maintenance

        15. Life safety systems (fire extinguishers, exit lighting, fire alarm and fire sprinkler system, etc.) for areas common to multi-Tenant and for the Premises

        16.     Water/Sewer

        17.     Pest control

        18.     Painting (other than Tenant's interior premises)



------------------                                             -----------------
Landlord Initials                                               Tenant Initials
2002 10-K Exhibit 10.32 (Florida Lease)

B.      Expenses to be Paid Directly by Tenant

        1.      Electric Expense for Premises

        2. Janitorial Service for interior of premises, including carpet maintenance, vinyl, tile, dusting, lunch area maintenance, and trash removal from offices, lunch area etc.

        3. All maintenance costs and repairs associated with Tenant's use and occupancy of the Premises.






FOOTNOTE: IT IS THE INTENTION OF THE LANDLORD AND TENANT TO ENTER INTO A TRIPLE NET LEASE. ACCORDINGLY, ALL ITEMS OF EXPENSE ASSOCIATED WITH TENANT'S INTERIOR USE OF THE PREMISES, ARE TO BE THE RESPONSIBILITY OF TENANT AND SHALL BE PAID BY TENANT DIRECTLY. FURTHERMORE, ALL ITEMS RELATING TO THE COMMON AREAS OF THE PROPERTY (THE AREA OF THE PROPERTY USED BY THE GENERAL PUBLIC AND/OR OTHER TENANTS IN THE BUILDING) AS WELL AS ALL AREAS OUTSIDE OF THE BUILDING, UPON WHICH THE PREMISES IS SITUATED, SHALL BE PAID FOR THROUGH CAM CHARGES HANDLED AS PROVIDED IN SECTION 4 OF THE LEASE.













------------------                                             -----------------
Landlord Initials                                               Tenant Initials
2002 10-K Exhibit 10.32 (Florida Lease)